Exhibit 10.1

AMENDMENT NO. 2 AND WAIVER

TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No. 2 and Waiver to Third Amended and Restated Credit Agreement (this “Amendment”), dated as of February 23, 2016, is made by and among STONERIDGE, INC., an Ohio corporation (the “Parent”), STONERIDGE ELECTRONICS, INC., a Texas corporation (“Electronics”), STONERIDGE CONTROL DEVICES, INC., a Massachusetts corporation (“Controls”, and together with the Parent and Electronics, the “Domestic Borrowers”), STONERIDGE ELECTRONICS AB, a Swedish corporation (“Stoneridge Sweden”, and together with the Domestic Borrowers, the “Borrowers”), the various Lenders (as hereinafter defined) which are a party to this Amendment and PNC Bank, National Association, a national banking association, as the administrative agent (in such capacity, the “Administrative Agent”) and the collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, the “Agents”).

WITNESSETH:

WHEREAS, the Borrowers have been extended certain financial accommodations pursuant to that certain Third Amended and Restated Credit Agreement, dated as of September 12, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrowers, the guarantors party thereto from time to time, the financial institutions party thereto from time to time, as lenders (the “Lenders”) and the Administrative Agent;

WHEREAS, in connection with the Credit Agreement, the Parent agreed, among other things, to pledge certain Equity Interests in its Subsidiaries pursuant to (i) that certain Pledge and Security Agreement, dated as of September 12, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Security Agreement”), among the grantors party thereto (including the Domestic Borrowers) and the Collateral Agent and (ii) that certain Share Pledge Agreement, dated as of October 24, 2014 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Mauritius Pledge Agreement”) among the Parent, Stoneridge Asia Holdings Ltd. (“Stoneridge Mauritius”) and the Collateral Agent;

WHEREAS, subsequent to the Closing Date, Stoneridge Mauritius has issued to the Parent two (2) additional Equity Interests in Stoneridge Mauritius, represented by share certificate numbers 17 and 18 (the “Mauritius Shares”);

WHEREAS, subsequent to the Closing Date, Stoneridge effected the TED Transaction, including the organization of TED de Mexico Servicios, S.A. de C.V., an indirect wholly owned Subsidiary of Parent organized under the laws of Mexico, including the issuance of 30 ordinary shares, pesos 100 par value (the “TED Servicios Shares”);

WHEREAS, one or more Potential Defaults or Events of Default now exist (i) under Section 9.1.4 of the Credit Agreement arising from the Parent’s failure to comply with Section 8.2.12 of the Credit Agreement in connection with the pledge of certain of the Mauritius Shares to the Collateral Agent, (ii) under Section 9.1.2 of the Credit Agreement arising from the Parent’s representation under Section 6.1.2 of the Credit Agreement and (iii) under Section 9.1.5 of the Credit Agreement arising from Parent’s failure to comply with each of (a) Section 3.1(e)(cc) of the Mauritius Pledge Agreement in connection with the issuance of the Mauritius Shares, (b) Section 4.3 of the Mauritius Pledge Agreement in connection with the pledge of certain of the Mauritius Shares to the Collateral Agent, and (c) Section 4.3 of the Security Agreement in connection with the pledge of certain of the Mauritius Shares and TED Servicios Shares to the Collateral Agent (collectively, the “Existing Defaults”).

WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent waive the Existing Defaults; and

WHEREAS, the parties hereto desire to amend certain schedules and exhibits of the Credit Agreement and the Security Agreement as more fully set forth below.

NOW THEREFORE, in consideration of the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

Section 1 DEFINED TERMS.

Each defined term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Amendment.

Section 2 AMENDMENT TO THE LOAN DOCUMENTS.

The Credit Agreement and the Security Agreement are hereby amended as follows:

2.1 Amendment to Schedule 1.1(S) (Excluded Foreign Subsidiaries) of the Credit Agreement. Schedule 1.1(S) of the Credit Agreement shall be amended and restated in its entirety on the Amendment Effective Date (as hereinafter defined) as set forth on Annex I hereto.

2.2 Amendment to Schedule 6.1.2 (Subsidiaries and Owners) of the Credit Agreement. Schedule 6.1.2 of the Credit Agreement shall be amended and restated in its entirety on the Amendment Effective Date as set forth on Annex II hereto.

2.3 Amendment to Exhibit C (List of Pledged Collateral, Securities and Other Investment Property) of the Security Agreement. Exhibit C of the Security Agreement shall be amended and restated in its entirety on the Amendment Effective Date as set forth on Annex III hereto.

Section 3 WAIVER OF EXISTING DEFAULTS.

Upon satisfaction of the conditions set forth in Section 5 hereof, the Required Lenders hereby waive the Existing Defaults and agree not to enforce their rights and remedies under the Credit Agreement with respect to the Existing Defaults. In all other respects, each of the Borrowers shall be and remain in full compliance with the Credit Agreement as amended by the provisions of this Amendment and the foregoing waiver shall not extend to prejudice any rights of the Administrative Agent or the Lenders in respect of any other breach, if any, by any Borrower of any other provisions of the Credit Agreement. The execution of this Amendment by each of the Borrowers shall serve as an acknowledgment (i) that the foregoing waiver shall not affect the continued legality, validity and binding effect of the Credit Agreement in its entirety and (ii) that the Credit Agreement continues to be fully enforceable in each case, except as otherwise waived herein or as amended by the provisions of this Amendment.

Section 4 REPRESENTATIONS AND WARRANTIES.

Each Borrower hereby represents and warrants to the Lenders and the Agents as follows:

4.1 The Amendment. This Amendment has been duly and validly executed by an authorized executive officer of such Borrower and constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms. The Credit Agreement and Security Agreement, in each case, as amended by this Amendment, remains in full force and effect and remains the valid and binding obligation of such Borrower party thereto enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor’s rights generally and by general principles of equity,

4.2 No Potential Default or Event of Default. Except for the Existing Defaults, no Potential Default or Event of Default exists under the Credit Agreement as of the date hereof and no Potential Default or Event of Default will occur as a result of the effectiveness of this Amendment.

4.3 Restatement of Representations and Warranties. The representations and warranties of such Borrower contained in the Credit Agreement and the Security Agreement, each as amended by this Amendment, and the other Loan Documents are true and correct on and as of the Amendment Effective Date as though made on the Amendment Effective Date, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

Section 5 CONDITIONS TO EFFECTIVENESS.

The date and time of the effectiveness of this Amendment (the “Amendment Effective Date”) is subject to the satisfaction of the following conditions precedent:

5.1 Execution. The Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by an authorized officer of each other party hereto.

5.2 Updated Schedules and Exhibits. The Agents shall have received from the Borrowers the updated schedules and exhibits as set forth in and required under Section 2 hereof.

5.3 Payment of Costs and Expenses. The Borrowers shall have paid all outstanding and reasonable costs, expenses and the disbursements of the Administrative Agent and its advisors, service providers and legal counsels incurred in connection with the documentation of this Amendment, to the extent invoiced, as well as any other fees payable on or before the Amendment Effective Date pursuant to any fee letter or agreement, if any, with the Administrative Agent.

5.4 Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel.

Section 6 COVENANT.

The Borrowers shall have executed and delivered to the Collateral Agent within the time periods specified below the following, each in form and substance satisfactory to the Collateral Agent:

(a) No later than March 18, 2016 (or such later date as shall be consented to by the Collateral Agent in its sole discretion), all original certificates evidencing the TED Servicios Shares required to be pledged pursuant to the Loan Documents, together with duly executed in blank, undated stock powers attached thereto; and

(b) No later than May 6, 2016 (or such later date as shall be consented to by the Collateral Agent in its sole discretion), all original certificates evidencing the Mauritius Shares required to be pledged pursuant to the Loan Documents, together with duly executed in blank, undated stock powers attached thereto and all documents and deliverables required to be delivered pursuant to the Mauritius Pledge Agreement and any other documents in connection with the pledge of the Mauritius Shares, as the Collateral Agent may reasonably request.

The failure of the Borrowers to satisfy the requirements in this Section 6 on or before the time period applicable thereto as set forth herein (or such later date as shall be consented to by the Collateral Agent in its sole discretion) shall constitute an immediate “Event of Default” under the Credit Agreement, without the need for demand or notice of any kind.

Section 7 MISCELLANEOUS.

7.1 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof.

7.2 Severability. Any provision of this Amendment which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment.

7.3 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, and all of which taken together shall constitute but one and the same instrument.

7.4 Headings. Section headings used in this Amendment are for the convenience of reference only and are not a part of this Amendment for any other purpose.

7.5 Negotiations. Each Borrower acknowledges and agrees that all of the provisions contained herein were negotiated and agreed to in good faith after discussion with the Agents and the Lenders.

7.6 Nonwaiver. The execution, delivery, performance and effectiveness of this Amendment shall not, except as set forth in Section 3 of this Amendment with respect to the Existing Defaults, operate as, or be deemed or construed to be, a waiver: (i) of any right, power or remedy of the Lenders or the Agents under the Credit Agreement or the other Loan Documents, or (ii) of any term, provision, representation, warranty or covenant contained in the Credit Agreement or any other Loan Document. Further, other than as set forth in Section 3 of this Amendment with respect to the Existing Defaults, none of the provisions of this Amendment shall constitute, be deemed to be or construed as, a waiver of any Potential Default or Event of Default under the Credit Agreement as amended by this Amendment.

7.7 Reaffirmation. Each Borrower hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the other Loan Documents to which it is a party and (ii) ratifies and reaffirms its grant of security interests and Liens under such documents and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations.

7.8 Release of Claims. In consideration of the Lenders’ and the Agents’ agreements contained in this Amendment, each Borrower hereby irrevocably releases and forever discharge the Lenders and the Agents and their Affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants and attorneys (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Borrower ever had or now has against the Agents, any Lender or any other Released Person which relates, directly or indirectly, to any acts or omissions of the Agents, any Lender or any other Released Person relating to the Credit Agreement or any other Loan Document on or prior to the date hereof.

7.9 Reference to and Effect on the Credit Agreement and the Security Agreement.

(a) Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) Upon the effectiveness of this Amendment, each reference in the Security Agreement to “this Security Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Security Agreement as amended by this Amendment and each reference to the Security Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Security Agreement shall mean and be a reference to the Security Agreement, as amended by this Amendment.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

BORROWERS:

STONERIDGE, INC.

By:	/s/ George E. Strickler
Name:	George E. Strickler
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

STONERIDGE CONTROL DEVICES, INC.

By:	/s/ George E. Strickler
Name:	George E. Strickler
Title:	Vice President and Treasurer

STONERIDGE ELECTRONICS, INC.

By:	/s/ George E. Strickler
Name:	George E. Strickler
Title:	Vice President and Treasurer

STONERIDGE ELECTRONICS AB

By:	/s/ Peter Kruk
Name:	Peter Kruk
Title:	Managing Director

[Signature Page to Amendment No. 2 and Waiver to Third Amended and Restated Credit Agreement]

AGENTS:

PNC BANK, NATIONAL ASSOCIATION, as the Administrative Agent and the Collateral Agent

By:	/s/ Joseph G. Moran
Name:	Joseph G. Moran
Title:	Senior Vice President

[Signature Page to Amendment No. 2 and Waiver to Third Amended and Restated Credit Agreement]

LENDERS:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Joseph G. Moran
Name:	Joseph G. Moran
Title:	Senior Vice President

[Signature Page to Amendment No. 2 and Waiver to Third Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Andrea A. Booth
Name:	Andrea A. Booth
Title:	Vice President

[Signature Page to Amendment No. 2 and Waiver to Third Amended and Restated Credit Agreement]

COMPASS BANK, as a Lender

By:	/s/ Sandra Centa
Name:	Sandra Centa
Title:	Senior Vice President

[Signature Page to Amendment No. 2 and Waiver to Third Amended and Restated Credit Agreement]

CITIZENS BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Stephen A. Maenhout
Name:	Stephen A. Maenhout
Title:	Senior Vice President

[Signature Page to Amendment No. 2 and Waiver to Third Amended and Restated Credit Agreement]

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Brian H. Gallagher
Name:	Brian H. Gallagher
Title:	Senior Vice President

[Signature Page to Amendment No. 2 and Waiver to Third Amended and Restated Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Michael E. Temnick
Name:	Michael E. Temnick
Title:	Vice President

[Signature Page to Amendment No. 2 and Waiver to Third Amended and Restated Credit Agreement]

BMO HARRIS BANK, N.A., as a Lender

By:	/s/ Betsy Phillips
Name:	Betsy Phillips
Title:	Senior Vice President

[Signature Page to Amendment No. 2 and Waiver to Third Amended and Restated Credit Agreement]

FIRST NIAGARA BANK, N.A., as a Lender

By:	/s/ Philip L. Rice
Name:	Philip L. Rice
Title:	Senior Vice President

[Signature Page to Amendment No. 2 and Waiver to Third Amended and Restated Credit Agreement]

FIRST COMMONWEALTH BANK, as a Lender

By:	/s/ Stephen J. Orban
Name:	Stephen J. Orban
Title:	Senior Vice President

[Signature Page to Amendment No. 2 and Waiver to Third Amended and Restated Credit Agreement]

Annex I

Schedule 1.1(S)

Excluded Foreign Subsidiaries

Subsidiary/Issuer	Jurisdiction of Organization/ Formation of Issuer

SRI Holdings CV	Netherlands
Stoneridge European Holdings B.V.	Netherlands
Stoneridge AB	Sweden
Stoneridge Nordic AB	Sweden
Stoneridge GmbH	Germany
Stoneridge Electronics Limited	Scotland
Stoneridge Electronics SrL	Italy
Stoneridge Electronics AS	Estonia
Stoneridge Pollak (Holdings) Limited	UK
Stoneridge Aftermarket GmbH	Germany
Stoneridge OOO	Russia
Stoneridge do Brasil Participações Ltda.	Brazil
PST Eletronica Ltda.	Brazil
PST Teleatendimento Ltda. (f/k/a PST Industrial Ltda.)	Brazil
Positron Rastreadores Argentina S.A.	Argentina
TED de Mexico SA de CV	Mexico
TED de Mexico Servicios S.A. de C.V.	Mexico
Stoneridge Asia Holdings Ltd.	Mauritius
Stoneridge Asia Pacific Electronics (Suzhou) Co. Ltd.	China

Annex II

Schedule 6.1.2

Subsidiaries and Owners

Subsidiary/Issuer	Jurisdiction of Organization/ Formation of Issuer	Authorized and Outstanding Equity Interests of Issuer	Holder of Outstanding Equity Interests
Stoneridge, Inc.	Ohio	5M Preferred Shares, none issued or outstanding 60M Common Shares, 27,911,948 shares outstanding at October 30, 2015	Public (NYSE: SRI)
Stoneridge Electronics, Inc.	Texas	100 100	Stoneridge, Inc.
Stoneridge Control Devices, Inc.	Massachusetts	100 100	Stoneridge, Inc.
SRI CS LLC	Michigan	1,000 1,000	Stoneridge, Inc.
SRI Holdings CV	Netherlands	Limited Partnership	Stoneridge, Inc. (99% limited partner) & Stoneridge Control Devices, Inc. (1% general partner)
Stoneridge European Holdings B.V.	Netherlands	100 20	Stoneridge Holdings CV
Stoneridge AB	Sweden	5,745 5,745	Stoneridge European Holdings B.V.
Stoneridge Electronics AB	Sweden	5,745 5,745	Stoneridge AB
Stoneridge Nordic AB	Sweden	1,000 1,000	Stoneridge Electronics AB
Stoneridge GmbH	Germany	100,000 100,000	Stoneridge Electronics AB
Stoneridge Electronics Limited	Scotland	250,000 250,000	Stoneridge AB
Stoneridge Electronics SrL	Italy	10,000 10,000	Stoneridge Electronics Limited

Stoneridge Electronics AS	Estonia	160 40	Stoneridge European Holdings B.V.
Stoneridge Pollak (Holdings) Limited	UK	7,004,000 7,004,000	Stoneridge European Holdings B.V.
Stoneridge Aftermarket GmbH	Germany	25,000 25,000	Stoneridge European Holdings B.V.
Stoneridge OOO	Russia	10,000 10,000	Stoneridge European Holdings B.V. [(99.01%) & Stoneridge Holdings CV (.99%)]
Stoneridge do Brasil Participações Ltda.	Brazil	8,200,844,065 Quotas 8,200,844,065 Quotas	Stoneridge, Inc.
PST Eletronica Ltda.	Brazil	9,428,904,801 Quotas 9,428,904,801 Quotas	Stoneridge, Inc. (3,541,077,580 Quotas) & Stoneridge do Brasil Participações Ltda. (3,436,311,972 Quotas). 74% in Total
PST Teleatendimento Ltda. (f/k/a PST Industrial Ltda.)	Brazil	1,000,000 Quotas 1,000,000 Quotas	PST Eletronica Ltda. (999,999 quotas) & Stoneridge do Brasil Participações Ltda. (1 quota)
Positron Rastreadores Argentina S.A.	Argentina	100,000 100,000	PST Eletronica Ltda. 98,000 legal &beneficial owner, 2,000 beneficially owned. Daniel Ricci owns 2,000 (bare legal title) which are beneficially owned by PST Eletronica Ltda.
TED de Mexico SA de CV	Mexico	Series A 1,000 Series A 1,000 Series B 1,398,968 Series B 1,398,968	Stoneridge, Inc. (Series A 998 shares, Series B 1,398,968 shares) & Stoneridge Electronics, Inc. (Series A 2 shares)
TED de Mexico Servicios S.A. de C.V.	Mexico	30	Stoneridge, Inc. (29) Stoneridge Electronics, Inc. (1)
Stoneridge Asia Holdings Ltd.	Mauritius	Unlimited 3,580,348	Stoneridge, Inc.
Stoneridge Asia Pacific Electronics (Suzhou) Co. Ltd.	China	Permitted investment is US$13.5M, of which the minimum capital is 40% (US$5.4M), has been fully paid	Stoneridge Asia Holdings Ltd.

Annex III

Exhibit C

LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY

(i) PLEDGED STOCK

Grantor	Issuer	Legal Form	Jurisdiction	Grantor Held	# Outstanding	% Pledged of Outstanding	Par
Stoneridge, Inc.	Stoneridge Electronics, Inc.	Corporation	Texas	100	100	100%	No par common
Stoneridge, Inc.	Stoneridge Control Devices, Inc.	Corporation	Massachusetts	100	100	100%	No par common
Stoneridge, Inc.	SRI Holdings CV	Limited Partnership	Netherlands	99% limited partner		65%	N/A
Stoneridge Control Devices, Inc.	SRI Holdings CV	Limited Partnership	Netherlands	1% general partner		65%	N/A
Stoneridge, Inc.	Stoneridge do Brasil Participações Ltda.	Corporation	Brazil	8,200,844,064	8,200,844,065	99.99%	BRL $.01 Quotas
Stoneridge, Inc.	PST Eletronica Ltda.	Corporation	Brazil	3,541,077,580	9,428,904,801	28.555556%	BRL $.01 Quotas
Stoneridge, Inc.	TED de Mexico SA de CV	Corporation	Mexico	998	1,000	65%	Peso 1 par Series A Ordinary
Stoneridge, Inc.	TED de Mexico SA de CV	Corporation	Mexico	1,398,968	1,398,968	65%	Peso 1 par Series B Ordinary
Stoneridge, Inc.	TED de Mexico Servicios S.A. de C.V.	Corporation	Mexico	29	30	65%	Peso 100 par Ordinary
Stoneridge, Inc.	Stoneridge Asia Holdings Ltd.	Corporation	Mauritius	3,580,348	3,580,348	65%	No par Ordinary

(ii) PLEDGED NOTES

Name of Issuer	Name of Holder	Description	Value
Stoneridge European Holdings B.V.	Stoneridge, Inc.	Intercompany Loan	US$ 3.6M
Stoneridge Pollak Holdings Limited	Stoneridge, Inc.	Intercompany Loan	US$ 4.9M
Stoneridge Asia Pacific Electronics (Suzhou) Co. Ltd.	Stoneridge, Inc.	Intercompany Loan	US$ 5.9M

BONDS: - NONE

GOVERNMENT SECURITIES: - NONE